UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21861

AMERICAN CENTURY GROWTH FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	07-31

Date of reporting period:	07-31-2021

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

July 31, 2021

Focused Dynamic Growth Fund
Investor Class (ACFOX)
I Class (ACFSX)
A Class (ACFDX)
R Class (ACFCX)
R6 Class (ACFNX)
G Class (ACFGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Delivered Strong Gains

Global equities and other risk-on assets rallied for the 12-month period, benefiting from ongoing central bank and federal government support. These programs helped sustain investor confidence and bolster the economic landscape, despite ongoing challenges from COVID-19 and the inconsistent lifting of virus-related restrictions.

In general, data on U.S. manufacturing, employment, housing and corporate earnings remained upbeat during the period. Additionally, expanding COVID-19 vaccine availability and two federal coronavirus aid packages also helped promote investor optimism. Outside the U.S., economies recovered but at a slower pace. Virus outbreaks and slower vaccine rollouts led to lingering lockdowns in some regions.

Against this backdrop, inflation rose, but central banks remained supportive. In the U.S., where annual inflation soared to a 13-year high, the Federal Reserve (Fed) insisted temporary supply chain disruptions and other transient factors were at play. The Fed left interest rates unchanged but hinted it may start hiking rates in 2023, sooner than its previous timetable of 2024.

Despite ongoing pandemic-related challenges, including the emergence of the delta variant of COVID-19, risk assets remained in favor, and global stocks delivered stellar 12-month returns. The U.S. generally outperformed other developed markets, as the S&P 500 Index returned more than 36%. Value stocks generally outperformed growth stocks, while small caps sharply outpaced large caps. The broad U.S. bond market declined modestly, but global bonds delivered a slight gain.

Several Influences Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to the spread of the delta variant. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of July 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACFOX	36.09%	28.93%	19.86%	—	5/31/06
Russell 1000 Growth Index	—	36.68%	23.30%	18.35%	—	—
I Class	ACFSX	36.35%	29.19%	20.09%	—	5/31/06
A Class	ACFDX					5/31/06
No sales charge		35.76%	28.60%	19.56%	—
With sales charge		27.94%	27.09%	18.85%	—
R Class	ACFCX	35.42%	28.28%	19.26%	—	5/31/06
R6 Class	ACFNX	36.55%	—	—	32.59%	12/1/16
G Class	ACFGX	37.23%	—	—	39.50%	4/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Prior to June 15, 2020, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2021
Investor Class — $61,271

Russell 1000 Growth Index — $53,995

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	R Class	R6 Class	G Class
1.02%	0.82%	1.27%	1.52%	0.67%	0.67%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, Henry He and Prabha Ram

Performance Summary

Focused Dynamic Growth returned 36.09%* for the 12 months ended July 31, 2021, versus the 36.68% return of its benchmark, the Russell 1000 Growth Index. Past performance is not indicative of future results, and investors should not assume the portfolio will perform as well going forward.

U.S. stocks delivered strong returns during the reporting period as COVID-19 restrictions eased and the economy began to reopen. The availability of vaccines late in 2020 along with the Federal Reserve’s monetary policy and stimulus checks helped spur the economic recovery. Within the Russell 1000 Growth Index, every sector posted double-digit returns, led by energy, which rebounded as demand for oil rose and supply was limited. Communication services and information technology stocks were also strong performers.

The fund’s investment strategy features a concentrated portfolio of comparatively early and rapid-growth stage companies we believe have the potential to sustain above-average growth rates. The portfolio’s underperformance relative to the Russell 1000 Growth Index was largely due to stock selection and an overweight allocation to consumer staples. Stock choices among consumer discretionary companies helped relative performance.

Consumer Staples Stocks Detracted From Relative Performance

Our holdings of beverage companies hampered performance in the consumer staples sector. The Boston Beer Co. missed earnings expectations and lowered forward guidance, largely due to lower-than-expected demand and increased competition in the hard seltzer market, which hurt sales of its Truly brand. We are confident that the company remains an incredibly innovative, well-run business, and that the stock is attractive.

Stock selection in health care also weighed on relative performance. The stock price of Regeneron Pharmaceuticals underperformed despite continued strong revenue and earnings growth. The company enjoys a very strong research and development process and technology platform, enabling the rapid design and deployment of new drugs. We believe Regeneron’s stock was giving back some of its strong 2020 gains in the first few months of 2021.

Other Detractors

Several portfolio holdings reported strong results but were victims of the market’s swing away from growth and toward value-oriented stocks in late 2020 and early 2021. Investors moved to cyclical stocks that were expected to benefit from the economic recovery and away from the high-growth stocks that outperformed for most of 2020. Cloud-based secure-identification software company Okta was one such holding. Another was RingCentral, a provider of cloud communications software, which lagged despite reporting better-than-anticipated revenue and earnings. The online education company Chegg reported solid subscriber and revenue growth. However, investors worried that a return to in-person education in many countries might limit growth going forward.

Consumer Discretionary Benefited Performance

Tesla was a top contributor in the consumer discretionary sector. Tesla is an innovative, early stage growth company that is fundamentally changing the electric vehicle market and potentially

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

transforming other adjacent markets as well (autonomous vehicles, commercial trucking, solar, energy storage, manufacturing processes). It continued to benefit from solid fundamental results and strong demand for its vehicles. The company reached its goal of nearly 500,000 vehicles delivered in 2020. The global market is estimated at around 80 million vehicles per year, so market share gains, new products (semitractor and pickup trucks) and energy business opportunities (solar and battery) help position the company for sustained growth.

Other Contributors

Several information technology holdings were top contributors. Square, an early stage mobile payments company with tremendous growth potential, reported better-than-expected earnings. The company benefited from optimism about continued growth trends in its cash app business, while its merchant-based business showed signs of stabilizing after being negatively impacted by the COVID-19 virus. The billing and payments company Bill.com Holdings enjoyed strong subscriber and transaction growth. It continued to make attractive acquisitions, such as buying Invoice2go, whose software helps small businesses and freelancers manage their businesses more efficiently. Slack Technologies, a messaging software company, rose sharply following the announcement that it would be acquired by salesforce.com. We eliminated our position as a result of that transaction. DocuSign, the leading electronic signature company, reported strong year-over-year revenue and earnings growth. The results were significantly above investor expectations and above pre-pandemic growth levels. DocuSign continued to see elevated customer usage, a positive sign the business may be able to maintain recent elevated growth rates.

Outlook

The fund typically holds stakes in a relatively small number of companies in the early and rapid phases of growth. We seek companies that we believe are positioned for sustained above-
average growth over time driven by innovation. The fund’s sector allocations are primarily the result of this investment process emphasizing growth and individual security selection. The portfolio’s holdings are concentrated among companies that we believe have good management teams and are producing very strong earnings growth and have demonstrated their unique value proposition for customers. We think these companies are well positioned competitively.

Fund Characteristics

JULY 31, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	98.7%
Temporary Cash Investments	3.1%
Other Assets and Liabilities	(1.8)%

Top Five Industries	% of net assets
Software	16.4%
IT Services	16.3%
Interactive Media and Services	11.7%
Biotechnology	8.4%
Internet and Direct Marketing Retail	7.3%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2021 to July 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/21	Ending Account Value 7/31/21	Expenses Paid During Period(1) 2/1/21 - 7/31/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,109.40	$4.39	0.84%
I Class	$1,000	$1,110.50	$3.35	0.64%
A Class	$1,000	$1,107.90	$5.70	1.09%
R Class	$1,000	$1,106.60	$7.00	1.34%
R6 Class	$1,000	$1,111.20	$2.56	0.49%
G Class	$1,000	$1,113.90	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,020.63	$4.21	0.84%
I Class	$1,000	$1,021.62	$3.21	0.64%
A Class	$1,000	$1,019.39	$5.46	1.09%
R Class	$1,000	$1,018.15	$6.71	1.34%
R6 Class	$1,000	$1,022.37	$2.46	0.49%
G Class	$1,000	$1,024.80	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

Schedule of Investments

JULY 31, 2021

	Shares	Value
COMMON STOCKS — 98.7%
Automobiles — 5.5%
Tesla, Inc.(1)	219,982	$151,171,630
Beverages — 5.8%
Boston Beer Co., Inc. (The), Class A(1)	100,502	71,356,420
Constellation Brands, Inc., Class A	391,550	87,840,327
		159,196,747
Biotechnology — 8.4%
Alnylam Pharmaceuticals, Inc.(1)	274,119	49,050,854
Argenx SE, ADR(1)	81,825	24,909,985
Ascendis Pharma A/S, ADR(1)	140,542	16,610,659
Biogen, Inc.(1)	139,916	45,714,754
Blueprint Medicines Corp.(1)	286,262	25,153,842
Regeneron Pharmaceuticals, Inc.(1)	118,475	68,076,920
		229,517,014
Capital Markets — 4.5%
Intercontinental Exchange, Inc.	325,440	38,997,475
S&P Global, Inc.	195,123	83,653,133
		122,650,608
Diversified Consumer Services — 3.2%
Chegg, Inc.(1)	991,676	87,892,244
Electronic Equipment, Instruments and Components — 1.9%
Cognex Corp.	560,851	50,706,539
Energy Equipment and Services — 1.0%
Cactus, Inc., Class A	742,934	26,775,341
Entertainment — 2.5%
Netflix, Inc.(1)	129,770	67,165,059
Equity Real Estate Investment Trusts (REITs) — 1.1%
SBA Communications Corp.	89,871	30,645,112
Health Care Equipment and Supplies — 3.3%
Intuitive Surgical, Inc.(1)	77,952	77,286,290
Silk Road Medical, Inc.(1)	249,571	12,523,473
		89,809,763
Hotels, Restaurants and Leisure — 2.5%
Chipotle Mexican Grill, Inc.(1)	23,761	44,277,198
DraftKings, Inc., Class A(1)	514,406	24,948,691
		69,225,889
Interactive Media and Services — 11.7%
Alphabet, Inc., Class C(1)	62,801	169,840,280
Facebook, Inc., Class A(1)	384,458	136,982,385
Tencent Holdings Ltd.	207,500	12,513,941
		319,336,606
Internet and Direct Marketing Retail — 7.3%
Amazon.com, Inc.(1)	59,488	197,951,674
IT Services — 16.3%
BigCommerce Holdings, Inc.(1)	585,607	37,923,909
Mastercard, Inc., Class A	208,292	80,388,214
Okta, Inc.(1)	462,078	114,498,308

	Shares	Value
Square, Inc., Class A(1)	452,906	$111,985,538
Visa, Inc., Class A	402,381	99,142,655
		443,938,624
Machinery — 3.7%
FANUC Corp.	171,400	38,388,037
Westinghouse Air Brake Technologies Corp.	727,784	61,767,028
		100,155,065
Professional Services — 0.7%
Verisk Analytics, Inc.	105,277	19,996,313
Semiconductors and Semiconductor Equipment — 1.4%
Monolithic Power Systems, Inc.	84,658	38,033,453
Software — 16.4%
Bill.com Holdings, Inc.(1)	653,632	135,184,170
DocuSign, Inc.(1)	522,379	155,689,837
Paylocity Holding Corp.(1)	107,157	22,230,791
RingCentral, Inc., Class A(1)	162,039	43,308,164
salesforce.com, Inc.(1)	375,687	90,889,956
		447,302,918
Textiles, Apparel and Luxury Goods — 1.5%
NIKE, Inc., Class B	235,331	39,420,296
TOTAL COMMON STOCKS (Cost $1,832,950,759)		2,690,890,895
TEMPORARY CASH INVESTMENTS — 3.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 3.125%, 12/31/22 - 11/15/41, valued at $22,382,327), in a joint trading account at 0.02%, dated 7/30/21, due 8/2/21 (Delivery value $21,940,141)		21,940,104
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 2/15/46 - 5/15/46, valued at $55,953,192), at 0.02%, dated 7/30/21, due 8/2/21 (Delivery value $54,856,091)		54,856,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	6,984,180	6,984,180
TOTAL TEMPORARY CASH INVESTMENTS (Cost $83,780,284)		83,780,284
TOTAL INVESTMENT SECURITIES — 101.8% (Cost $1,916,731,043)		2,774,671,179
OTHER ASSETS AND LIABILITIES — (1.8)%		(48,718,458)
TOTAL NET ASSETS — 100.0%		$2,725,952,721

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JULY 31, 2021
Assets
Investment securities, at value (cost of $1,916,731,043)	$2,774,671,179
Receivable for investments sold	4,170,804
Receivable for capital shares sold	2,020,363
Dividends and interest receivable	91,749
Securities lending receivable	263
2,780,954,358

Liabilities
Payable for investments purchased	45,252,931
Payable for capital shares redeemed	8,327,726
Accrued management fees	1,410,136
Distribution and service fees payable	10,844
55,001,637

Net Assets	$2,725,952,721

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,817,823,510
Distributable earnings	908,129,211
$2,725,952,721

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,361,232,972	22,867,273	$59.53
I Class, $0.01 Par Value	$762,418,892	12,659,586	$60.22
A Class, $0.01 Par Value	$21,647,524	369,815	$58.54*
R Class, $0.01 Par Value	$15,137,637	263,119	$57.53
R6 Class, $0.01 Par Value	$38,972,604	635,034	$61.37
G Class, $0.01 Par Value	$526,543,092	8,479,711	$62.09
*Maximum offering price $62.11 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JULY 31, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $38,703)	$5,183,166
Securities lending, net	230,027
Interest	5,620
5,418,813

Expenses:
Management fees	18,559,058
Distribution and service fees:
A Class	32,788
R Class	55,999
Directors' fees and expenses	55,854
Other expenses	7,104
18,710,803
Fees waived(1)	(5,871,312)
12,839,491

Net investment income (loss)	(7,420,678)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	65,137,192
Foreign currency translation transactions	11,691
65,148,883

Change in net unrealized appreciation (depreciation) on investments	531,540,932

Net realized and unrealized gain (loss)	596,689,815

Net Increase (Decrease) in Net Assets Resulting from Operations	$589,269,137
(1)Amount consists of $1,844,070, $879,527, $22,296, $19,040, $24,352 and $3,082,027 for Investor Class, I Class, A Class, R Class, R6 Class and G Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2021 AND JULY 31, 2020
Increase (Decrease) in Net Assets	July 31, 2021	July 31, 2020
Operations
Net investment income (loss)	$(7,420,678)	$(1,705,322)
Net realized gain (loss)	65,148,883	12,130,565
Change in net unrealized appreciation (depreciation)	531,540,932	294,385,480
Net increase (decrease) in net assets resulting from operations	589,269,137	304,810,723

Distributions to Shareholders
From earnings:
Investor Class	(6,347,386)	—
I Class	(2,711,822)	—
A Class	(49,793)	—
R Class	(64,216)	—
R6 Class	(9,446)	—
G Class	(2,706,526)	—
Decrease in net assets from distributions	(11,889,189)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	762,468,893	877,383,422

Net increase (decrease) in net assets	1,339,848,841	1,182,194,145

Net Assets
Beginning of period	1,386,103,880	203,909,735
End of period	$2,725,952,721	$1,386,103,880

See Notes to Financial Statements.

Notes to Financial Statements

JULY 31, 2021

1. Organization

American Century Growth Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Dynamic Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.
The fund offers the Investor Class, I Class, A Class, R Class, R6 Class and G Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 13% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From August 1, 2020 through July 31, 2021, the investment advisor agreed to waive 0.17% of the fund’s management fee. Effective August 1, 2021, the investment advisor agreed to terminate the waiver and decrease the annual management fee by 0.17%. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended July 31, 2021, are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range*	Before Waiver	After Waiver
Investor Class	0.80% to 1.02%	1.01%	0.84%
I Class	0.60% to 0.82%	0.81%	0.64%
A Class	0.80% to 1.02%	1.01%	0.84%
R Class	0.80% to 1.02%	1.01%	0.84%
R6 Class	0.45% to 0.67%	0.66%	0.49%
G Class	0.45% to 0.67%	0.66%	0.00%
*Effective August 1, 2021, the annual management fee schedule will range from 0.80% to 0.85% for Investor Class, A Class and R Class, 0.60% to 0.65% for I Class and 0.45% to 0.50% for R6 Class and G Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $2,802,826 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended July 31, 2021 were $1,006,402,090 and $245,261,915, respectively.

5. Capital Share Transactions

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

	Year ended July 31, 2021		Year ended July 31, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sold	18,777,278	$977,809,720	14,491,326	$502,281,091
Issued in reinvestment of distributions	114,787	6,035,495	—	—
Redeemed	(10,632,225)	(555,592,071)	(5,291,616)	(176,930,452)
	8,259,840	428,253,144	9,199,710	325,350,639
I Class
Sold	10,567,508	569,718,676	6,905,991	257,265,553
Issued in reinvestment of distributions	50,870	2,703,717	—	—
Redeemed	(4,496,087)	(232,299,301)	(1,450,746)	(47,352,111)
	6,122,291	340,123,092	5,455,245	209,913,442
A Class
Sold	454,982	24,452,958	203,985	7,071,939
Issued in reinvestment of distributions	941	48,736	—	—
Redeemed	(257,338)	(13,122,350)	(73,837)	(2,502,834)
	198,585	11,379,344	130,148	4,569,105
R Class
Sold	183,506	9,381,959	112,773	3,927,466
Issued in reinvestment of distributions	559	27,838	—	—
Redeemed	(70,585)	(3,626,997)	(38,993)	(1,210,594)
	113,480	5,782,800	73,780	2,716,872
R6 Class
Sold	679,567	38,632,627	26,475	824,231
Issued in reinvestment of distributions	167	9,026	—	—
Redeemed	(54,385)	(3,120,479)	(283,191)	(9,804,538)
	625,349	35,521,174	(256,716)	(8,980,307)
G Class
Sold	1,289,555	70,780,465	12,453,141	446,064,638
Issued in reinvestment of distributions	49,588	2,706,526	—	—
Redeemed	(2,488,354)	(132,077,652)	(2,827,134)	(102,250,967)
	(1,149,211)	(58,590,661)	9,626,007	343,813,671
Net increase (decrease)	14,170,334	$762,468,893	24,228,174	$877,383,422

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,639,988,917	$50,901,978	—
Temporary Cash Investments	6,984,180	76,796,104	—
	$2,646,973,097	$127,698,082	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

8. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2021 and July 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$1,068,234	—
Long-term capital gains	$10,820,955	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,918,271,270
Gross tax appreciation of investments	$866,763,112
Gross tax depreciation of investments	(10,363,203)
Net tax appreciation (depreciation) of investments	$856,399,909
Undistributed ordinary income	$29,084,210
Accumulated long-term gains	$22,645,092

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:				Distributions From:				Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$44.02	(0.31)	16.15	15.84	—	(0.33)	(0.33)	$59.53	36.09%	0.84%	1.01%	(0.58)%	(0.75)%	12%	$1,361,233
2020	$29.60	(0.21)	14.63	14.42	—	—	—	$44.02	48.72%	0.85%	1.02%	(0.62)%	(0.79)%	27%	$642,987
2019	$26.49	(0.14)	3.25	3.11	—	—	—	$29.60	11.74%	0.89%	1.02%	(0.52)%	(0.65)%	23%	$160,079
2018	$20.08	(0.16)	6.57	6.41	—	—	—	$26.49	31.92%	1.02%	1.10%	(0.68)%	(0.76)%	29%	$82,826
2017	$16.99	(0.12)	3.40	3.28	(0.19)	—	(0.19)	$20.08	19.52%	1.02%	1.10%	(0.65)%	(0.73)%	21%	$20,975
I Class
2021	$44.44	(0.21)	16.32	16.11	—	(0.33)	(0.33)	$60.22	36.35%	0.64%	0.81%	(0.38)%	(0.55)%	12%	$762,419
2020	$29.83	(0.16)	14.77	14.61	—	—	—	$44.44	48.98%	0.65%	0.82%	(0.42)%	(0.59)%	27%	$290,523
2019	$26.64	(0.09)	3.28	3.19	—	—	—	$29.83	11.97%	0.69%	0.82%	(0.32)%	(0.45)%	23%	$32,275
2018	$20.16	(0.12)	6.60	6.48	—	—	—	$26.64	32.14%	0.82%	0.90%	(0.48)%	(0.56)%	29%	$614
2017	$17.05	(0.09)	3.42	3.33	(0.22)	—	(0.22)	$20.16	19.80%	0.82%	0.90%	(0.45)%	(0.53)%	21%	$134
A Class
2021	$43.39	(0.46)	15.94	15.48	—	(0.33)	(0.33)	$58.54	35.76%	1.09%	1.26%	(0.83)%	(1.00)%	12%	$21,648
2020	$29.26	(0.30)	14.43	14.13	—	—	—	$43.39	48.29%	1.10%	1.27%	(0.87)%	(1.04)%	27%	$7,430
2019	$26.24	(0.21)	3.23	3.02	—	—	—	$29.26	11.51%	1.14%	1.27%	(0.77)%	(0.90)%	23%	$1,202
2018	$19.95	(0.21)	6.50	6.29	—	—	—	$26.24	31.53%	1.27%	1.35%	(0.93)%	(1.01)%	29%	$639
2017	$16.88	(0.16)	3.38	3.22	(0.15)	—	(0.15)	$19.95	19.22%	1.27%	1.35%	(0.90)%	(0.98)%	21%	$363

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:				Distributions From:				Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021	$42.76	(0.56)	15.66	15.10	—	(0.33)	(0.33)	$57.53	35.42%	1.34%	1.51%	(1.08)%	(1.25)%	12%	$15,138
2020	$28.90	(0.36)	14.22	13.86	—	—	—	$42.76	47.96%	1.35%	1.52%	(1.12)%	(1.29)%	27%	$6,399
2019	$25.99	(0.27)	3.18	2.91	—	—	—	$28.90	11.20%	1.39%	1.52%	(1.02)%	(1.15)%	23%	$2,192
2018	$19.81	(0.28)	6.46	6.18	—	—	—	$25.99	31.20%	1.52%	1.60%	(1.18)%	(1.26)%	29%	$613
2017	$16.76	(0.18)	3.33	3.15	(0.10)	—	(0.10)	$19.81	18.94%	1.52%	1.60%	(1.15)%	(1.23)%	21%	$98
R6 Class
2021	$45.22	(0.18)	16.66	16.48	—	(0.33)	(0.33)	$61.37	36.55%	0.49%	0.66%	(0.23)%	(0.40)%	12%	$38,973
2020	$30.30	(0.07)	14.99	14.92	—	—	—	$45.22	49.24%	0.50%	0.67%	(0.27)%	(0.44)%	27%	$438
2019	$27.02	(0.05)	3.33	3.28	—	—	—	$30.30	12.14%	0.54%	0.67%	(0.17)%	(0.30)%	23%	$8,072
2018	$20.41	(0.07)	6.68	6.61	—	—	—	$27.02	32.39%	0.67%	0.75%	(0.33)%	(0.41)%	29%	$41
2017(3)	$16.58	(0.04)	3.89	3.85	(0.02)	—	(0.02)	$20.41	23.25%	0.67%(4)	0.75%(4)	(0.34)%(4)	(0.42)%(4)	21%(5)	$31
G Class
2021	$45.52	0.14	16.76	16.90	—	(0.33)	(0.33)	$62.09	37.23%	0.00%(6)	0.66%	0.26%	(0.40)%	12%	$526,543
2020	$30.35	0.08	15.09	15.17	—	—	—	$45.52	49.98%	0.00%(6)	0.67%	0.23%	(0.44)%	27%	$438,327
2019(7)	$28.72	0.02	1.61	1.63	—	—	—	$30.35	5.68%	0.00%(4)(6)	0.67%(4)	0.16%(4)	(0.51)%(4)	23%(8)	$88

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)December 1, 2016 (commencement of sale) through July 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2017.
(6)Ratio was less than 0.005%.
(7)April 1, 2019 (commencement of sale) through July 31, 2019.
(8)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2019.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Growth Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused Dynamic Growth Fund (the “Fund”), the fund comprising the American Century Growth Funds, Inc., as of July 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Focused Dynamic Growth Fund of the American Century Growth Funds, Inc. as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 15, 2021

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	103	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a permanent change to the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.17% (e.g., the Investor Class unified fee will be reduced from 1.02% to 0.85%), beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2021.

For corporate taxpayers, the fund hereby designates $2,854,493, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $2,854,493 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2021.

The fund hereby designates $12,193,507, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2021.

The fund utilized earnings and profits of $3,158,811 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Growth Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93182 2109

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) John R. Whitten, Chris H. Cheesman, Lynn M. Jenkins and Barry Fink are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2020: $18,860
FY 2021: $18,380

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2020: $0
FY 2021: $546,515

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Growth Funds, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	September 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	September 23, 2021

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	September 23, 2021